EXHIBIT 32

CERTIFICATION PURSUANT TO

18. U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Seneca Foods Corporation (the "Registrant") on Form 10-Q for the period ended December 28, 2019 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Kraig H. Kayser, Chief Executive Officer and Timothy J. Benjamin, Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that, to our knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Kraig H. Kayser
Kraig H. Kayser
Chief Executive Officer
February 5, 2020

/s/ Timothy J. Benjamin
Timothy J. Benjamin
Chief Financial Officer
February 5, 2020